UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2023

10X CAPITAL VENTURE ACQUISITION CORP. III
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41216	98-1611637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Word Trade Center, 85th Floor New York, New York	10007
(Address of principal executive offices)	(Zip Code)

(212) 257-0069

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	VCXB.U	NYSE American LLC
Class A ordinary shares, par value $0.0001 per share	VCXB	NYSE American LLC
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VCXB WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 21, 2023, 10X Capital Venture Acquisition Corp. III, a Cayman Islands exempted company (“10X III”), received a written notice (the “Notice”) from New York Stock Exchange Regulation, Inc. indicating that 10X III was not in compliance with the NYSE American LLC’s (“NYSE American”) continued listing standards because 10X III did not timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 (the “Quarterly Report”), which was due on November 20, 2023.

The Notice provided that 10X III had a period of six months from the original due date of the Quarterly Report to file such report and that 10X III could regain compliance with the NYSE American’s continued listing standards at any time before that date by filing the Quarterly Report with the U.S. Securities and Exchange Commission and any other subsequent reports that are required to be filed during the cure period. 10X III subsequently cured its non-compliance with the continued listing standards of the NYSE American by filing the Quarterly Report on November 27, 2023.

The Notice has no immediate effect on the listing of 10X III’s securities on the NYSE American.

10X III issued a press release announcing the foregoing, which press release is attached to this Current Report on Form 8-K as exhibit 99.1.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. 10X III intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally are accompanied by words such as “will,” “expect,” “anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside 10X III’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. 10X III does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 28, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 28, 2023

10X CAPITAL VENTURE ACQUISITION CORP. III

By:	/s/ Hans Thomas
Name:	Hans Thomas
Title:	Chairman and Chief Executive Officer

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